SCHEDULE 14A
                           (Rule 14a-101)

               INFORMATION REQUIRED IN PROXY STATEMENT
                      SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the
         Securities Exchange Act of 1934 (Amendment No. ___)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec.
     240.14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                    FLOWERS INDUSTRIES, INC.
            (Name of Registrant as Specified in Charter)

-----------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

[ATTACHMENT - PROXY CARD]
Dear Shareholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the management and operation of your Company that require immediate attention and approval. These are discussed in the enclosed Proxy Statement.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. Please mark the boxes on this Proxy Card to indicate how your shares should be voted. Then sign the card, detach and return it in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders on October 17, 1997.

Thank you for your prompt consideration of these matters.

Sincerely,

Flowers Industries, Inc.

FLOWERS INDUSTRIES, INC.
P.O. BOX 1338
THOMASVILLE, GEORGIA 31799

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Amos R. McMullian, Robert P. Crozer and G. Anthony Campbell, and each of them, with power of substitution in each, proxies to appear and vote, as designated below, all Common Stock of Flowers Industries, Inc. held of record on September 2, 1997 by the undersigned, at the Annual Meeting of Shareholders to be held on October 17, 1997, and at all adjournments thereof (the "Meeting"). Management recommends a vote in favor of all nominees listed in Item 1 and in favor of Proposals 2 through 6.

1. ELECTION OF DIRECTORS

   Nominees: Franklin L. Burke, G. Anthony Campbell, Robert P. Crozer, L.S. Flowers and Joseph L. Lanier, Jr.

___FOR all nominees listed above           ___WITHHOLD AUTHORITY
  (except as marked to the contrary        to vote for all nominees
                                           listed above

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST ABOVE.

___ FOR     ___AGAINST     ___ ABSTAIN

2. PROPOSAL TO AMEND THE SECOND RESTATED ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 100,000,000 SHARES TO 350,000,000 SHARES AS DESCRIBED IN THE PROXY STATEMENT FOR THE
MEETING.

___FOR           ____ AGAINST    ___ABSTAIN

3. PROPOSAL TO RATIFY THE SECOND AMENDMENT TO THE COMPANY'S 1989
EXECUTIVE STOCK INCENTIVE PROGRAM AS DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING.

___FOR           ___AGAINST       ___ABSTAIN

4. PROPOSAL TO RATIFY THE AMENDMENT TO THE COMPANY'S ANNUAL EXECUTIVE BONUS PLAN AS DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING.

___FOR           ___AGAINST       ____ABSTAIN

5. PROPOSAL TO ADOPT AND RATIFY THE COMPANY'S NONEMPLOYEE DIRECTORS' EQUITY PLAN AS DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING.

___FOR          ___AGAINST           ___ABSTAIN

6. PROPOSAL TO SELECT PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR 1998.

___FOR             ___AGAINST        ___ABSTAIN

7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

* * * *

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED. IF NO INDICATION IS MADE, IT WILL BE VOTED IN FAVOR OF ALL DIRECTOR-NOMINEES AND IN FAVOR OF PROPOSALS 2 THROUGH 6.

                              Dated:________________________________, 1997

                                   _______________________________________

                                   _______________________________________
                                    Signature(s)
                                   (Please sign exactly as name appears on
                                   this proxy. when shares are held by joint tenants, both should sign. When signing in a fiduciary or representative capacity, give full title as such.)

PLEASE MARK, DATE, AND SIGN THIS PROXY, INDICATING ANY CHANGE OF ADDRESS, AND RETURN IT PROMPTLY TO WACHOVIA BANK OF NORTH CAROLINA, N.A.,
P.O. BOX 3001, WINSTON-SALEM, NORTH CAROLINA 27102-3001. THE ENCLOSED ENVELOPE ALREADY IS ADDRESSED AND NO POSTAGE IS REQUIRED IF MAILED IN
THE UNITED STATES.